Exhibit 10.19

SEA WORLD

DOCUMENTS

Lease Amendment

Document No. 765767

March 6, 1979

•	Revision/addition to premises. Parcel “A” - Property 2: approximately 24.1 acres.

•	Minimum rent revised.

•	Hubbs-Sea World Research Institute occupancy.

•	General Development Plan.

1/2/79

Lease Agreement

(To Document Number 762304)

THIS LEASE AMENDMENT, executed in duplicate this 29th day of January of 1979 at San Diego, California by and between the City of San Diego, a municipal corporation in the County of San Diego, State of California (“City”) and Sea World, Inc. a Delaware corporation, 1720 South Shores Road, San Diego, California 92109 (“LESSEE”): LESSEE presently leases from City certain property in Mission Bay Park, which is more particularly described in that Lease Amendment dated December 14, 1977 (the “Lease”) which is on file in the office of the City Clerk as Document No. 762304. LESSEE now desires to lease additional property in Mission Bay Park on the same terms and conditions of the Lease as are applicable to Parcel “A” of the Lease. The additional property is identified in Exhibit 1 as Parcel “A”, Property 2, encompasses approximately 24.1 acres and is more particularly described in Exhibit 1 and delineated in Exhibit 2 which exhibits are attached hereto and by this reference incorporated herein and made a part of this Lease Amendment.

City and LESSEE further desire to amend their existing lease to clarify the status of revenue received by Hubbs-Sea World Research Institute, a non-profit foundation. The Hubbs-Sea World Research Institute is described and its activities defined in Exhibit 3 to this Lease Amendment.

Therefore, the Lease is amended to read as follows: 1. Article I of the Lease is amended to read in its entirety as follows, and Exhibits 1 and 2 to the Lease are also hereby amended to provide in their entirety the same as Exhibits 1 and 2 to this Lease Amendment.

1. Article I of the Lease is amended to read in its entirety as follows, and Exhibits 1 and 2 to the Lease are also hereby amended to provide in their entirety the same as Exhibits 1 and 2 to this Lease Amendment.

“ARTICLE 1”

DEMISE

The CITY hereby leases to LESSEE and LESSEE hereby leases and hires from CITY those parcels of real property and water area, together with appurtenances thereto situated in the COUNTY OF SAN DIEGO, STATE OF CALIFORNIA which are set forth in Exhibit “1” consisting of 13 pages attached hereto and made a part hereof. Said parcels are herein collectively referred to as the Premises and are individually referred to as Parcel “A” which consists of Parcel “A” Property 1 and Parcel “A” Property 2 (described on pages 1 through 6 inclusive of Exhibit “1”); Parcel “B” (described on pages 7 through 10 inclusive of Exhibit “1”); and Parcel C (described on pages 11 through 13 inclusive of Exhibit “1”) Each said Parcel is delineated on the plat consisting of sheets 1 through 4 inclusive attached hereto and marked Exhibit “2”.

1

REPLACED

AMENDED 12/12/83

AMENDED 6/24/85

2. Article IV, Paragraph A.2, of the Lease is amended to read in its entirety as follows:

“The minimum annual rental for the Premises shall be the sum of Three Hundred Thirty Thousand Dollars ($330,000). Provided that for the second five years of this Lease Agreement, commencing with the sixth year of this Lease Agreement, and for each subsequent five-year period during the term of this Lease Agreement, the annual minimum rent, at CITY’S option, may be adjusted to a figure of not more than sixty-six and two-thirds percent (66-2/3%) of the average actual rent paid during the previous five-year period, but in no event shall said annual minimum rent be less than $330,000.”

Amended 12/12/83

Amended 6/29/99

3. Article IV of the Lease is amended by adding thereto Paragraph D providing as follows:

“D. Hubbs-Sea World Research Institute, a non-profit foundation, may occupy a portion of Parcel “B” not to exceed 80,000 square feet in ground area during the entire term of this lease without payment of any rent so long as the following terms and conditions are met:

1. Hubbs-Sea World Research Institute; herein “Hubbs,” shall operate solely and exclusively as a California non-profit foundation and shall be involved solely and exclusively in oceanographic research and development activities for the public good and as an auxiliary service for LESSEE’S aquatic exhibits.

2. No rental charge shall be made to LESSEE for any space, service or activity inducted by Hubbs, nor shall LESSEE receive any income from said Hubbs.

3. So long as Hubbs conducts its operations in accordance with the above conditions, no rent shall be payable for the premises occupied by Hubbs. However, in the event Hubbs does not comply with any or all of the above conditions, Hubbs shall pay a rental in the amount of seven percent of all revenue received by Hubbs from any source in connection with conducting its activities on the leased premises.

Amended 6/24/85

4. Article XXXII is amended to read in its entirety as follows:

2

ARTICLE XXXII

GENERAL DEVELOPMENT PLAN

ADDED A.; B.; C.; D.; E.

AMENDED 12/12/83

AMENDED 6/24/83 [REPLACED]

AMENDED 6/29/98

“The development of Parcels “A” and “C” of the Premises shall be in accordance with the Development Plan (sometimes herein referred to as the Master Plan and as the Precise Plan of development) for the Premises approved by the City Manager, which plan is filed in the Office of the City Clerk and identified as Document No. 762202. The development of Parcel “B” of the Premises shall be in compliance with the adopted Mission Bay Park Master Plan for Land and Water Use, 1976. Changes to the Development Plan shall be made only after written approval thereof by the City Manager.

Parcel “A” Property 2 shall be developed in two phases. Phase 1 shall be developed according to the Development Plan for Parcel “A” Property 2 on file in the office of the City Clerk.

Construction of Phase 1 shall commence on or before April 1, 1979 and shall proceed diligently to completion subject to the issuance of various authorizations and permits necessary for such development and delays beyond LESSEE’S control.

Phase 2 development will be the subject of several reviews including the review and approval of the State of California Coastal Commission, the specific elements of Phase 2 have not, therefore, been determined at this time. On or prior to January 1, 1980, a Phase 2 Development Plan will be submitted to the City Manager for the City Manager’s approval, which approval will not be unreasonably withheld. In the event the Phase 2 Development Plan as initially submitted is not approved by the City Manager, such Plan will be modified and resubmitted until the City Manager’s approval is obtained.

Construction of Phase 2 shall commence within two years after obtaining the City Manager’s approval and shall proceed diligently and without undue delay to completion, but subject to delay resulting from causes beyond LESSEE’S control.

5. The effective date of this Lease Amendment shall be the date of execution by the City as hereinafter provided. The increase in minimum rent shall be prorated from the effective date for the remainder of the current lease year.

IN WITNESS WHEREOF, this Lease Amendment is executed by CITY, acting by and through the City Manager, and by LESSEE, acting by and through its lawfully authorized officers.

3

THE CITY OF SAN DIEGO

Date 29 January 1979

	By:	/s/

LESSEE

	By:	/s/

	By:	/s/

Approved as to form and legality this 12 DAY of February, 1979.

JOHN W. WITT City Attorney

	BY	/s/ Harold O. Valderhaug

4

NOVEMBER 24, 1976

JOB NO. 76-1111

DESCRIPTION OF

(SEA WORLD LEASE)

PARCEL A., PROPERTY 1 83.985 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’100” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’-04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X =: 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK CO-ORDINATE SYSTEM; THENCE NORTH 5,000.00 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,000.00 AND WEST 13,500.00; THENCE NORTH 858.00 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “A”, SAID POINT BEING ON THE ARC OF AN 800.00 – FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9°43’53” A DISTANCE OF 135.88 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF AN 1,198.09 FOOT RADIUS-CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 37°09’32” WEST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°36’42”, A DISTANCE OF 619.20 FEET TO A

Exhibit 1

POINT OF COMPOUND CURVATURE WITH A 514.76-FOOT-RADIUS-CURVE CONCAVE SOUTHERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 7°32’50” WEST TO SAID POINT; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°57’10” A DISTANCE OF 233.17 FEET; THENCE TANGENT TO SAID CURVE SOUTH 71°35’40” EAST 766.29 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “B”; THENCE CONTINUING SOUTH 71°35’40” EAST 207.08” FEET TO MISSION BAY PARK COORDINATES NORTH 5,834.18 AND WEST 11,665.24; THENCE SOUTH 18°24’20” WEST 923.69 FEET; THENCE SOUTH 300.74 FEET TO MISSION BAY PARK COORDINATES NORTH 4,657.00 AND WEST 11,956.89, BEING A POINT THAT IS 30.00 FEET NORTH OF ENGINEER’S STATION 10+54.95 ON THE CENTERLINE OF SEA WORLD WAY AS SHOWN ON CITY OF SAN DIEGO ENGINEERS DRAWING NO. 14,985-2-D; THENCE EAST PARALLEL WITH SAID CENTERLINE 150.01 FEET TO THE BEGINNING OF A TANGENT 180.00-FOOT-RADIUS-CURVE CONCAVE SOUTHWESTERLY; THENCE EASTERLY, SOUTHEASTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE AND CONCENTRIC WITH SAID CENTERLINE OF SEA WORLD WAY THROUGH A CENTRAL ANGLE OF 90°00’00” A DISTANCE OF 282.74 FEET; THENCE TANGENT TO SAID CURVE SOUTH 613.54 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 33+04.72 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D; THENCE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 304.72 FEET TO THE BEGINNING OF A TANGENT 828.855 FOOT-RADIUS-CURVE CONCAVE NORTHEASTERLY, SAID CURVE BEING CONCENTRIC WITH AND 10.00 FEET NORTHEASTERLY RADIALLY FROM THE FACE OF THE NORTHEASTERLY BERM ON THE ACCESS ROAD SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14577-22-D; THENCE NORTHWESTERLY ALONG SAID LINE THROUGH A CENTRAL ANGLE OF 21°06’.00” A DISTANCE OF 305.24 FEET; THENCE NORTHWESTERLY, WESTERLY AND NORTHERLY CONTINUING ALONG A LINE THAT IS PARALLEL AND/OR CONCENTRIC WITH AND 10.00 FEET AT RIGHT ANGLES OR RADIALLY, RESPECTIVELY, FROM THE FACE OF SAID NORTHEASTERLY BERM WHICH BERM IS ALSO SHOWN ON SAID ENGINEER’S DRAWINGS NOS. 14577-21, 23, 24, 32, 33, 34 AND 36-D THE FOLLOWING COURSES AND DISTANCES: NORTH 57°49’43” WEST 53.69 FEET TO THE BEGINNING OF A TANGENT 1,032.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY AND WESTERLY . ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 36°5.2’29”A DISTANCE OF 664.18 FEET; THENCE TANGENT TO SAID CURVE SOUTH 85°17’48” WEST 515.45 FEET TO THE BEGINNING OF A TANGENT 568.00- FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE WESTERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 65°57’16” A DISTANCE OF 653.84 FEET TO A POINT OF COMPOUND CURVATURE IN THE ARC OF A 268.00-FOOT-RADIUS-CURVE CONCAVE EASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 61°15’04” WEST TO SAID POINT; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 73°56’28” A DISTANCE OF 345.86 FEET TO A POINT OF

Exhibit 1

REVERSE CURVATURE IN THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 44°48’28” EAST TO SAID POINT; THENCE NORTHEASTERLY AND NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 46°43’28” A DISTANCE OF 270.74 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 20.00-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 88°28’04” WEST TO SAID POINT; THENCE LEAVING SAID PARALLEL AND/OR CONCENTRIC LINE NORTHEASTERLY AND EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET; THENCE RADIAL TO SAID CURVE NORTH 0°02’45” WEST 12.99 FEET; THENCE EAST 81.94 FEET; THENCE SOUTH 75°37’07” EAST 80.52 FEET; THENCE SOUTH 69°45’18” EAST 130.04 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

PARCEL A – WATER 2,221 ACRES

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREIN ABOVE DESCRIBED PARCEL “A”, SAID POINT BEING IN THE ARC OF AN 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9°43’53” A DISTANCE OF 135.86 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF AN 1,198.09-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°40’51” A DISTANCE OF 537.00 FEET; THENCE NORTH 147.18 FEET TO A POINT ON THE ARC OF A 1,342.65-FOOT-RADIUS CURVE THAT IS CONCENTRIC WITH AND 144.56 FEET NORTHWESTERLY RADIALLY FROM THE HEREINBEFORE MENTIONED 1,198.09-FOOT-RADIUS CURVE, A RADIAL LINE OF SAID 1,342.65-FOOT-RADIUS CURVE BEARS NORTH 10°13’41” WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 26°55’51” A DISTANCE OF 631.09 FEET; THENCE TANGENT TO SAID CURVE SOUTH 52°50’28” WEST 34.39 FEET TO A POINT THAT BEARS NORTH 166.93 FEET FROM SAID POINT “A”; THENCE SOUTH 166.93 FEET TO SAID POINT “A” AND THE POINT OF BEGINNING.

Exhibit 1

PARCEL A - WATER 0.082 ACRES

BEGINNING AT POINT “B” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “A”; THENCE’ SOUTH 71°35’40” EAST ALONG THE NORTHEASTERLY LINE OF SAID PARCEL “A” DISTANCE OF 50.00 FEET; THENCE LEAVING SAID NORTHEASTERLY LINE NORTH 18°24’20” EAST 71.00 FEET; THENCE NORTH 71°35’40” WEST 50.00 FEET; THENCE SOUTH 18°24’20” WEST 71.00 FEET TO SAID POINT “B” AND THE POINT OF BEGINNING.

Exhibit 1

JOB NO. 76-9111

DESCRIPTION OF

SEA WORLD, INC

24.142 ACRES LEASE AREA

PARCEL “A”, PROPERTY 2

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’ 04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’ 56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 4,657.00 FEET AND WEST 11,956.89 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 4,657.00 AND WEST 11,956.89, SAID TRUE POINT OF BEGINNING BEING A POINT THAT IS 30.00 FEET NORTH OF ENGINEER’S STATION 10 + 54.95 ON THE CENTERLINE OF SEA WORLD WAY AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-2-D; THENCE NORTH 300.74 FEET; THENCE NORTH 18°24’20” EAST 873.69 FEET TO MISSION BAY PARK COORDINATES NORTH 5,786.74 AND WEST 11,681.03; THENCE SOUTH 71°35’40” EAST 598.11 FEET; THENCE SOUTH 5°59’55” WEST 1807.81 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 36 + 35.31 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D, SAID POINT BEING AT MISSION BAY PARK COORDINATES NORTH 3,799.97 AND WEST 11,302.44; THENCE NORTH 78°55’43”

Exhibit 1

WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 330.59 FEET TO MISSION BAY PARK COORDINATES NORTH 3,863.46 AND WEST 11,626.88, BEING A POINT OF INTERSECTION WITH A LINE THAT IS PARALLEL WITH AND 30.00 FEET EAST AT RIGHT ANGLES FROM THE HEREINBEFORE MENTIONED CENTERLINE OF SEA WORLD WAY; THENCE NORTH ALONG SAID PARALLEL LINE 613.54 FEET TO THE BEGINNING OF A TANGENT 180.00- FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY, WHICH CURVE IS ALSO TANGENT TO A LINE THAT BEARS EAST FROM THE TRUE POINT OF BEGINNING; THENCE NORTHERLY, NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00” A DISTANCE OF 282.74 FEET TO SAID POINT OF TANGENCY; THENCE WEST 150.01 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

SEA WORLD, INC. LEASE

FORMERLY

PEREZ COVE LEASE

LEASE DESCRIPTION

PARCEL B:

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,858.00 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,858.00 AND WEST 13,500.00; THENCE SOUTH 858.00 FEET; THENCE NORTH 69°45’18” WEST 130.04 FEET; THENCE NORTH 75°37’07” WEST 80.52 FEET; THENCE WEST 81.94 FEET; THENCE SOUTH 0°02’4’5” EAST 12.99 FEET TO THE EASTERLY TERMINUS OF A 20.00-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 0°02’45” WEST TO SAID TERMINUS; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET TO A POINT ON THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE OF SAID 332.00-FOOT-RADIUS CURVE BEARS NORTH

Exhibit 1

88°28’04” EAST TO SAID POINT; THENCE NORTHERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°21’58” A DISTANCE OF 401.94 FEET; THENCE TANGENT TO SAID CURVE NORTH 70°53’54” WEST 121.23 FEET TO THE BEGINNING OF A TANGENT 270,00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°02’07” A DISTANCE OF 61.43 FEET TO INTERSECTION WITH A LINE THAT BEARS SOUTH 26°24’59” WEST 438.27 FEET FROM MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE NORTH 26°24’59” EAST ALONG SAID LINE 438.27 FEET TO SAID MISSION BAY COORDINATES BEING A POINT ON THE ARC OF A 240.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°10’45” WEST TO SAID POINT; SAID POINT ALSO BEING HEREINAFTER REFERRED TO AS POINT “A”; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 24°56’ 26” A DISTANCE OF 104.47 FEET TO A POINT OF COMPOUND CURVATURE WITH A 800.00-FOOT RADIUS CURVE CONCAVE NORTHWESTERLY; THENCE EASTERLY AND NORTH- EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°39’58” A DISTANCE OF 414.22 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14,1977

JOB NO. 76-1111

SEA WORLD, INC.

WATER LEASE DESCRIPTION

PARCEL B WATER 4.131 acres

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “B”, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE NORTH 26°24’59” EAST ALONG THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID PARCEL “B” 516.98 FEET TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00 BEING A POINT HEREINAFTER REFERRED TO AS POINT “B”; THENCE EAST 270.00 FEET TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,500.00 BEING ON THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL “B”; THENCE SOUTH ALONG SAID NORTHERLY PROLONGED EASTERLY LINE 400.00 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL “B”, BEING A POINT ON THE ARC OF A 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY TO WHICH A RADIAL LINE BEARS SOUTH 27°25.’39” EAST; THENCE WESTERLY ALONG THE NORTHERLY LINE OF SAID PARCEL “B” AND THE ARC OF SAID 800.00-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 29°39’ 58” A DISTANCE OF 414.22 FEET TO A POINT OF COMPOUND CURVATURE WITH A 240,00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE CONTINUING WESTERLY ALONG THE ARC OF SAID 240.00-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 24°56’ 26” A DISTANCE OF 104.47 FEET TO THE POINT OF BEGINNING.

Exhibit 1

NOVEMBER lit, 1977

JOB NO. 76-1111

SEA WORLD, INC.

WATER LEASE DESCRIPTION

PARCEL 8 WATER 0.726 acres

BEGINNING AT POINT “B” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL I, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00; THENCE NORTH 12.00 FEET; THENCE NORTH 63°35’01” WEST 73.50 FEET; THENCE SOUTH 26°24’59” WEST PARALLEL WITH THE NORTHWESTERLY LINE OF SAID PARCEL I 396.25 FEET TO A POINT ON THE ARC OF A 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 40°17 ‘03” WEST TO SAID POINT; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°52’04” A DISTANCE OF 53.75 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO A POINT ON SAID NORTHWESTERLY LINE OF SAID PARCEL I THAT IS 125.00 FEET NORTHEASTERLY FROM THE SOUTHWESTERLY CORNER THEREOF; THENCE NORTH 26°24’59” EAST ALONG SAID NORTHWESTERLY LINE 391.98 FEET TO THE POINT OF-BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

ATLANTIS RESTAURANT LEASE

PARCEL C: LAND 6.709 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RE- SUBDIVISION OF BLOCKS 7, 8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24; SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,435.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,795.00 FEET AND WEST 14,000.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,795.00 AND WEST 14,000.00; THENCE SOUTH 26°24’59” WEST 438.27 FEET TO A POINT ON THE ARC OF A 270.00-FOOT-RADIUS CURVE CONCAVE. NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 32°08’13” WEST TO SAID POINT; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°05’58” A DISTANCE OF 61.73 FEET TO A POINT ON THE WESTERLY LINE OF THAT PORTION OF LAND SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 40966-1-B OF THE PROPOSED LEASE OF WEST PEREZ COVE MISSION BAY PARK; THENCE NORTHWESTERLY, SOUTHEASTERLY AND SOUTHERLY ALONG THE ‘BOUNDARY OF SAID LAND THE FOLLOWING COURSES AND DISTANCES; NORTH 13°45’54” WEST 575.54 FEET; NORTH 175.00 FEET; NORTH 23°11’55” WEST 130.00 FEET; NORTH 39° 199’34” WEST 90.00 FEET; NORTH 14°33’01” WEST 166.22 FEET; NORTH 9°04’02” WEST 267.46 FEET

Exhibit 1

TO MISSION BAY COORDINATES NORTH 6,789.12 AND WEST 14;572,15; THENCE SOUTH 69°30’ 00” EAST 172.53 FEET TO THE BEGINNING OF A TANGENT 300.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’ 00” A DISTANCE OF 363.90 FEET; THENCE TANGENT TO SAID CURVE SOUTH 330.46 FEET TO THE BEGINNING OF A TANGENT 347.08 FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

ATLANTIS RESTAURANT LEASE, CONTINUED

PARCEL C

WATER: 2.638 ACRES.

BEGINNING AT THE TRUE POINT OF BEGINNING OF THE LAND PARCEL FIRST HEREINABOVE DESCRIBED BEING MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE ALONG THE NORTHEASTERLY AND EASTERLY BOUNDARY LINE OF SAID LAND PARCEL THE FOLLOWING DESCRIBED COURSES AND DISTANCES; NORTH 63°35’01” WEST 25.61 FEET TO THE BEGINNING OF A TANGENT 347.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE NORTH 330.46 FEET TO THE BEGINNING OF A TANGENT 300.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET TO A POINT OF TANGENCY WITH THE NORTHEASTERLY LINE OF SAID LAND PARCEL; THENCE LEAVING SAID NORTHEASTERLY BOUNDARY LINE OF LAND PARCEL SOUTH 69°30’00” EAST ALONG THE SOUTHEASTERLY PROLONGATION OF SAID NORTHEASTERLY LINE 341.57 FEET TO INTERSECTION WITH A LINE THAT IS PARALLEL WITH AND 125.00 FEET EAST AT RIGHT ANGLES FROM THAT COURSE IN SAID EASTERLY BOUNDARY OF SAID LAND PARCEL DESCRIBED AS “SOUTH 330.46 FEET”; THENCE SOUTH ALONG SAID PARALLEL LINE 491.84 FEET TO THE BEGINNING OF A TANGENT 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, WHICH CURVE IS ALSO CONCENTRIC WITH THE 347.08-FOOT-RADIUS CURVE DESCRIBED IN THE NORTHEASTERLY BOUNDARY OF SAID LAND PARCEL; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID 222-08-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 246.45 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO INTERSECTION WITH THE NORTHEASTERLY PROLONGATION OF THE SOUTHEASTERLY LINE OF SAID LAND PARCEL BEARING NORTH 26°24’59” EAST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 26°24’59” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

RESOLUTION No.                                  (R 79-1281)

Adopted on

BE IT RESOLVED, by the Council of The City of San Diego as follows:

That it be and it is hereby certified that the information contained in Environmental Negative Declaration No. 78-12-31P, on file in the office of the City Clerk, has been completed in compliance with the California Environmental Quality Act of 1970 and the State guidelines thereto, and that said Declaration has been reviewed and considered by this Council.

APPROVED: JOHN W. WITT, City Attorney

By	/s/ Harold O. Valderhaug
Harold O. Valderhaug, Deputy

HOV:dm

1/10/79

Or. Dept. Property

Job: 13782

REQUEST FOR COUNCIL ACTION CITY OF SAN DIEGO						1. CERTIFICATE NUMBER:
TO: CITY ATTORNEY		2. FROM (ORIGINATOR) PROPERTY				3. DATE December 5, 1978
4. SUBJECT
Lease Area Expansion, Sea World, Inc., Mission Bay Park
5. PREPARATION OF: 2 RESOLUTION(S) ☐ ORDINANCE(S) ☐ AGREEMENT(S) ☐ DEED(S)

1.     Authorize the City Manager to execute a lease amendment to the Sea World lease, City Clerk Document

        No. 762304, to provide an additional 24.1 acres to the present leasehold.

2.     Accepting the Environmental Report as Amended ECD No. 76-07-34C dated April 25, 1978.

COUNCIL DISTRICT 6		REPORT TO COUNCIL				RES. No. 222707 & 222708

6. SUPPORTING INFORMATION: (INCLUDE ONLY INFORMATION NOT COVERED ON FORM 1472A, “DOCKET SUPPORTING INFORMATION”.)

ACTION REQUESTED BY: Property Department.

DESCRIPTIVE LOCATION: Immediately adjacent to present easterly boundary of Sea World Park.

BASIC TERMS:

DOCUMENTS SUBMITTED: Original and six (6) copies of the proposed amendment.

TERM: Forty years terminating 2018.

RENT: $330,000 per annum minimum.

AREA: 24.1 Acres.

ENVIRONMENTAL ASSESSMENT: The City of San Diego as lead agency under CBQA has prepared and completed an Environmental Report, EQD File
No. 76-07-034C dated April 25, 1978, covering this activity.

HANDLING: DO NOT RECORD. Deliver documents to Property Department, Attn: G.R. Randolph, M.S. 51-A for further handling.

CHECK IF ITEM IS TO BE LISTED ON CONSENT AGENDA ☐
7. FOR INFORMATION CONTACT: BARONE: GRR		(NAME & MAIL STA.) 51-A	8. TELEPHONE 6722		9. CHECK IF “DOCKET SUPPORTING INFORMATION” ATTACHED ☐
10. COMPLETE FOR ACCOUNTING PURPOSES:			11. ROUTING AND APPROVALS
FUND	BUDGETED	UNBUDGETED	ROUTE	APPROVING	APPROVAL	DATE
			(✓)	AUTHORITY		SIGNED
DEPT. & FUNCTION			✓	DEPARTMENT DIRECTOR
OBJECT ACCOUNT
COST ACCOUNT			X	CLEARING AUTH. EQD
WORK ORDER NO.
C.I.P. NO.			X	CLEARING AUTH. PARK & REC.
AMOUNT
			X	DEPUTY CITY MANAGER
12. ESTIMATED COST:
Job:	13782		X	AUDITOR
cc:	County Assessor Docket X		✓	CITY ATTORNEY
			✓	ORIGINATING DEPARTMENT
	REDI BOOK PAGES No. 316		X	CITY MANAGER
	jvs		✓	CITY CLERK	☐ CONSENT ☐ ADOPTION ☐ REFER TO DATE

CM-1472 (REV. 3-73)

REPORT

RECEIVED JAN 05 1979

PROPERTY DEPT.

Action

The City of San Diego

To The Honorable Mayor and City Council

From the City Manager

DATE ISSUED: January 3, 1979	REPORT NO. 79-4

ATTENTION: Public Facilities and Recreation Committee, Agenda of January 4, 1979

SUBJECT: Lease Amendment - Sea World, Inc.

SUMMARY

Issues - (1) Should the City enter into a Lease Amendment with Sea World, Inc., expanding the leasehold an additional 24.1 acres? (2) Should the City accept Environmental Report No. 76-07-34C as amended, which approves the addition, but will require a further assessment when the development plans are finalized?

Manager’s Recommendation - (1) Authorize the City Manager to execute the amendment; (2) Approve the Environmental Report No. 76-07-34C as amended.

Other Recommendations - None

Fiscal Impact—$50,000 additional rent per annum, minimum, deposited into the 100 Fund, Account No. 7549

BACKGROUND

In 1976, Sea World, Inc. prepared a revised Master Plan of Development encompassing an additional area of 22 to 25 acres on the land immediately east of and adjacent to their present leasehold. The conceptual plan was reviewed by City Park and Recreation and Planning Staffs; presented to the Mission Bay Committee, Facilities Committee, Park and Recreation Board and on April 7, 1977, the Planning Commission. With certain conditions accepted by Sea World, the plan was accepted by all. The expansion was then made a part of the Adopted Mission Bay Park Master Plan for Land and Water Use, 1978.

Further negotiations were suspended until the Public Facilities and Recreation Committee and the full Council had adopted the Mission Bay Park Master Plan for Land and Water Use. The expansion of Sea World is recommended in that Plan on page 95.

SUBJECT: Lease Amendment – Sea World, Inc.	Page 2

The lease amendment provides for an additional 24.1 acres, to be located adjacent to the existing leasehold and increases the minimum rent of the entire leasehold by $50,000 to $330,000 per annum. An undetermined increase in percentage rents is also anticipated. The northerly boundary is located 50’ south of the shoreline to accommodate the future pedestrian/biking path. The amendment also provides that the existing non-profit activities of the Hubbs-Sea World Research Institute (not to exceed 80,000 square feet, 1.83 acres) shall not be subject to percentage rentals. Hubbs-Sea World Research Institute functions as a Sea World support facility providing research on fish and sea mammal care, feeding and survival. The results of all of their research is published internationally at no charge.

A Development Plan is to be submitted for City Manager approval within 120 days of the effective date of the amendment and within 180 days thereafter, a specific program for implementing the plan is to be submitted. To comply with the first of these requirements, Sea World is scheduled to appear before the various Park and Recreation Board hearings commencing December 12, 1978. Sea World will be required to provide specific Environmental Assessments and obtain the necessary Coastal Commission Permits.

ALTERNATIVE

Deny the request and study Master Plan revision for alternative use designations for the area.

Respectfully submitted,

/s/ John P. Fowler
John P. Fowler Deputy City Manager

SPOTTS/GRR